UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

ANESIVA, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50573	77-0503399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Boulevard, Suite #502 South San Francisco, CA, 94080
(Address of principal executive offices)

(650) 624-9600

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On August 4, 2009, Anesiva, Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Arca Acquisition Corporation (“Arca”), a wholly owned subsidiary of the Company, Arcion Therapeutics, Inc. (“Arcion”) and, with respect to Articles V and IX only, each of the Arcion stockholders listed on Schedule I thereto. The Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth in the Merger Agreement, Arca will merge with and into Arcion, a privately held corporation, with Arcion as the surviving corporation of the merger (the “Merger”). As a result of the Merger, Arcion will become a wholly owned subsidiary of the Company and each outstanding share of Arcion capital stock will be converted into the right to receive shares of Company common stock as set forth in the Merger Agreement. Under the terms of the Merger Agreement, the Company will issue, and Arcion stockholders will receive in a tax-free exchange, shares of Anesiva common stock such that Arcion stockholders will own approximately 64% and Company stockholders will own approximately 36% of the outstanding shares of the Company immediately following the Merger and the Reinvestment (as defined below). Consummation of the Merger is subject to customary closing conditions, including approval by the stockholders of the Company and Arcion. In connection with the execution of the Merger Agreement, certain stockholders of the Company, including entities affiliated with certain members of the Company’s board of directors, entered into voting agreements pursuant to which they have agreed to, among other things, vote in favor of the issuance of common stock pursuant to the Merger.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Arca or Arcion or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the press release issued jointly by the Company and Arcion on August 5, 2009 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Merger, the Company entered into a registration rights agreement (the “Rights Agreement”) on August 4, 2009 with Arcion, the Arcion stockholders and the Investors (as defined below), including entities affiliated with certain members of the Company’s board of directors (the “Holders”). Subject to certain conditions and customary limitations, the Rights Agreement provides that the Holders may require the Company to register the shares of Anesiva common stock issued to the Holders in connection with the Merger and the Reinvestment (the “Merger Shares”) under the Securities Act of 1933, as amended (the “Securities Act”). The Company will pay all expenses relating to any registration of Merger Shares pursuant to the Rights Agreement. The registration rights of the Holders terminate with respect to any Holder of Merger Shares when such Holder can sell all of its Merger Shares without registration under the Securities Act or compliance with any restrictions, including under Rule 144 promulgated under the Securities Act. The Rights Agreement will terminate automatically if the Merger Agreement terminates for any reason.

The foregoing is a summary description of the terms and conditions of the Rights Agreement and by its nature is incomplete. It is qualified in its entirety by the text of the Rights Agreement, a copy of which is attached hereto as exhibit 10.1 and incorporated herein by reference.

Amendment to Securities Purchase Agreement

On August 4, 2009, the Company entered into a second amendment (the “Amendment”) to the securities purchase agreement, dated as of January 20, 2009 and amended on April 1, 2009 (the “Securities Agreement”), by and between the Company and Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP (each an “Investor” and collectively, the “Investors”) which, among other things, provides that in connection with the Merger the Company shall redeem, on or following the consummation of the Merger, all of the outstanding securities issued pursuant to the Securities Agreement for a price equal to only 100% of the aggregate principal amount of such securities plus all accrued but unpaid returns thereon.

The foregoing is a summary description of the terms and conditions of the Amendment and by its nature is incomplete. It is qualified in its entirety by the text of the Amendment, a copy of which is attached hereto as exhibit 10.2 and incorporated herein by reference.

Reinvestment Agreement

On August 4, 2009, the Company entered into a reinvestment agreement with Arcion and the Investors (the “Reinvestment Agreement”), contingent upon consummation of the Merger. The Reinvestment Agreement provides that immediately following the redemption by the Company of all of the outstanding securities held by the Investors issued pursuant to the Securities Purchase Agreement at a redemption price in cash equal to 100% of the aggregate outstanding principal amount of and all accrued but unpaid returns on such securities being redeemed, each Investor, upon receipt of the redemption price for the securities, will reinvest the proceeds of such redemption by purchasing unregistered common stock of the Company at a fixed price of $0.30 per share. The Reinvestment Agreement further provides that following the consummation of the merger, and upon the repurchase by the Company of all of the 7% senior notes due 2010 (the “Notes”) held by the Investors and outstanding under that certain Supplemental Indenture dated April 2, 2009, as supplemented by that Second Supplemental Indenture, dated April 28, 2009, by and between the Company and the Bank of New York Mellon Trust Company, N.A., each Investor will reinvest the proceeds of the repurchase of its outstanding Notes, together with any accrued by unpaid returns and interest thereon, by purchasing unregistered common stock of the Company at a fixed price of $0.30 per share. The transactions contemplated by the Reinvestment Agreement are referred to as the “Reinvestment.”

The foregoing is a summary description of the terms and conditions of the Reinvestment Agreement and by its nature is incomplete. It is qualified in its entirety by the text of the Reinvestment Agreement, a copy of which is attached hereto as exhibit 10.3 and incorporated herein by reference.

Additional Information and Where to Find It

The Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the merger transaction involving the Company and Arcion. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the merger transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting John Tran at 650-624-9600.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement of the Company described above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 25, 2009, and in any documents subsequently filed by the directors and executive officers under the Securities and Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Merger and the other transactions contemplated by the Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about the Company and other risks related to the Company are detailed in the Company’s most recent Annual

Report on Form 10-K for the fiscal year ended December 31, 2008, and its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. The Company does not undertake an obligation to update forward-looking statements.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In July 2005, the board of directors of the Company adopted the Executive Change in Control and Severance Benefit Plan (the “Plan”), which provides for certain benefits for designated executive officers of the Company in the event of a covered termination. On January 20, 2009, the compensation committee of the board of directors of the Company approved an amendment and restatement of the Plan (the “Amended Plan”). On July 30, 2009, the board of directors of the Company approved an amendment and restatement of the Amended Plan (the “Amended and Restated Plan”) to be effective upon execution of the Merger Agreement. The principal modifications to the Amended and Restated Plan include removal of the single-trigger change of control benefit which would have been otherwise triggered by the Merger, providing that the Merger will be deemed to be a “Change in Control” for purposes of the double-trigger change in control benefits provided for under the Amended and Restated Plan and adjustment of the amounts payable to designated executive officers in the event of a change in control.

The foregoing is a summary description of the terms and conditions of the Amended and Restated Plan and by its nature is incomplete. It is qualified in its entirety by the text of the Amended and Restated Plan, a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger among Anesiva, Inc., Arca Acquisition Corporation, Arcion Therapeutics, Inc. and, with respect to Articles V and IX only, each of the Arcion stockholders listed on Schedule I, dated August 4, 2009.

10.1	Registration Rights Agreement, dated August 4, 2009, by and among Anesiva, Inc. and the entities identified on Schedule A thereto.

10.2	Amendment No. 2 to Securities Purchase Agreement, dated August 4, 2009, by and between Anesiva, Inc. and Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP.

10.3	Reinvestment Agreement, dated August 4, 2009, by and among Anesiva, Inc., Arcion Therapeutics, Inc., and Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP.

10.4	Amended and Restated Executive Change in Control and Severance Benefit Plan, as amended.

99.1	Press Release, dated August 5, 2009, “Anesiva, Inc. and Arcion Therapeutics Announce Merger Agreement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anesiva, Inc.

Date: August 5, 2009	/s/ John H. Tran
John H. Tran, Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger among Anesiva, Inc., Arca Acquisition Corporation, Arcion Therapeutics, Inc. and, with respect to Articles V and IX only, each of the Arcion stockholders listed on Schedule I, dated August 4, 2009.

10.1	Registration Rights Agreement, dated August 4, 2009, by and among Anesiva, Inc. and the entities identified on Schedule A thereto.

10.2	Amendment No. 2 to Securities Purchase Agreement, dated August 4, 2009, by and between Anesiva, Inc. and Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP.

10.3	Reinvestment Agreement, dated August 4, 2009, by and among Anesiva, Inc., Arcion Therapeutics, Inc., and Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP.

10.4	Amended and Restated Executive Change in Control and Severance Benefit Plan, as amended.

99.1	Press Release, dated August 5, 2009, “Anesiva, Inc. and Arcion Therapeutics Announce Merger Agreement.”